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                                                                      EXHIBIT 21

                          ALLIED WASTE INDUSTRIES, INC.
                       SUBSIDIARIES AS OF MARCH 25, 2003

3003304 Nova Scotia Company
572060 B.C. Ltd.
AAWI, Inc.
Abilene Landfill TX, LP
Action Disposal, Inc.
Adrian Landfill, Inc.
ADS of Illinois, Inc.
ADS, Inc.
Agri-tech, Inc. of Oregon
Alabama Recycling Services, Inc.
Albany-Lebanon Sanitation, Inc.
Allied Acquisition Pennsylvania, Inc.
Allied Acquisition Two, Inc.
Allied Enviro Engineering, Inc.  (TX corp.)
Allied Enviroengineering, Inc. (DE corp.)
Allied Gas Recovery Systems, L.L.C.
Allied Nova Scotia, Inc.
Allied Receivables Funding Incorporated
Allied Services, LLC
Allied Transfer Systems of New Jersey, LLC
Allied Waste Alabama, Inc.
Allied Waste Company, Inc.
Allied Waste Hauling of Georgia, Inc.
Allied Waste Holdings (Canada) Ltd.
Allied Waste Industries (Arizona), Inc.
Allied Waste Industries (New Mexico), Inc.
Allied Waste Industries (Southwest), Inc.
Allied Waste Industries of Georgia, Inc.
Allied Waste Industries of Illinois, Inc.
Allied Waste Industries of Northwest Indiana, Inc.
Allied Waste Industries of Tennessee, Inc.
Allied Waste Landfill Holdings, Inc.
Allied Waste North America, Inc.
Allied Waste of California, Inc.
Allied Waste of Long Island, Inc.
Allied Waste of New Jersey, Inc.
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Allied Waste of New Jersey-New York, LLC
Allied Waste Rural Sanitation, Inc.
Allied Waste Services, Inc. (TX corp.)
Allied Waste Sycamore Landfill, LLC
Allied Waste Systems (Texas) Inc.
Allied Waste Systems Holdings, Inc.
Allied Waste Systems of New Jersey, LLC
Allied Waste Systems, Inc. (DE corp.)
Allied Waste Transportation, Inc.
American Disposal Services of Illinois, Inc.
American Disposal Services of Kansas, Inc.
American Disposal Services of Missouri, Inc.
American Disposal Services of New Jersey, Inc.
American Disposal Services of West Virginia, Inc.
American Disposal Services, Inc.
American Disposal Transfer Services of Illinois, Inc.
American Materials Recyling Corp.
American Sanitation, Inc.
American Transfer Company, Inc.
Anderson Regional Landfill, LLC
Anson County Landfill NC, LLC
Apache Junction Landfill Corporation
Arbor Hills Holdings L.L.C.*
Area Disposal Inc.
Atlantic Waste Holding Company, Inc.
Attwoods Holdings GmbH
Attwoods of North America, Inc.
Attwoods Umweltschutz GmbH
Automated Modular Systems, Inc.
Autoshred, Inc.
AWIN Leasing Company, Inc.
AWIN Leasing II, LLC
AWIN Management, Inc.
Belleville Landfill, Inc.
BFGSI Series 1997-A Trust*
BFGSI, LLC*
BFI Argentina, S.A.
BFI Atlantic GmbH
BFI Atlantic, Inc.
BFI Energie Inc.
BFI Energy Systems of Albany, Inc.
BFI Energy Systems of Boston, Inc.
BFI Energy Systems of Delaware County, Inc.
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BFI Energy Systems of Essex County, Inc.
BFI Energy Systems of Hempstead, Inc.
BFI Energy Systems of Niagara II, Inc.
BFI Energy Systems of Niagara, Inc.
BFI Energy Systems of Plymouth, Inc.
BFI Energy Systems of SEMASS, Inc.
BFI Energy Systems of Southeastern Connecticut, Inc.
BFI Energy Systems of Southeastern Connecticut,L.P.
BFI International, Inc.
BFI of Ponce, Inc.
BFI Ref-Fuel, Inc.
BFI Services Group, Inc.
BFI Trans River (GP), Inc.
BFI Trans River (LP), Inc.
BFI Transfer Systems of Alabama, LLC
BFI Transfer Systems of DC, LLC
BFI Transfer Systems of Georgia, LLC
BFI Transfer Systems of Maryland, LLC
BFI Transfer Systems of Massachusetts, LLC
BFI Transfer Systems of Mississippi, LLC
BFI Transfer Systems of New Jersey, Inc.
BFI Transfer Systems of Pennsylvania, LLC
BFI Transfer Systems of Texas, LP
BFI Transfer Systems of Virginia, LLC
BFI Waste Services of Indiana, LP
BFI Waste Services of Massachusetts, LLC
BFI Waste Services of Pennsylvania, LLC
BFI Waste Services of Tennessee, LLC
BFI Waste Services of Texas, LP
BFI Waste Services, LLC
BFI Waste Systems of Alabama, LLC
BFI Waste Systems of Arkansas, LLC
BFI Waste Systems of Georgia, LLC
BFI Waste Systems of Indiana, LP
BFI Waste Systems of Kentucky, LLC
BFI Waste Systems of Louisiana, LLC
BFI Waste Systems of Massachusetts, LLC
BFI Waste Systems of Mississippi, LLC
BFI Waste Systems of Missouri, LLC
BFI Waste Systems of New Jersey, Inc.
BFI Waste Systems of North America, Inc.
BFI Waste Systems of North Carolina, LLC
BFI Waste Systems of Oklahoma, LLC

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BFI Waste Systems of Pennsylvania, LLC
BFI Waste Systems of South Carolina, LLC
BFI Waste Systems of Tennessee, LLC
BFI Waste Systems of Virginia, LLC
Bio-Med of Oregon, Inc.
Blue Ridge Landfill General Partnership
Blue Ridge Landfill TX, LP
Borrego Landfill, Inc.
Brenham Total Roll-Offs, LP
Brickyard Disposal & Recycling, Inc.
Bridgeton Landfill, LLC
Bridgeton Transfer Station, LCC
Browning-Ferris Financial Services, Inc.
Browning-Ferris Industries Argentina, S.A.
Browning-Ferris Industries Asia Pacific, Inc.
Browning-Ferris Industries Chemical Services, Inc.
Browning-Ferris Industries de Mexico, S.A. de C.V.
Browning-Ferris Industries Europe, Inc.
Browning-Ferris Industries Ltd.
Browning-Ferris Industries of California, Inc.
Browning-Ferris Industries of Florida, Inc.
Browning-Ferris Industries of Illinois, Inc.
Browning-Ferris Industries of New Jersey, Inc.
Browning-Ferris Industries of New York, Inc.
Browning-Ferris Industries of Ohio, Inc.
Browning-Ferris Industries of Puerto Rico, Inc.
Browning-Ferris Industries of Tennessee, Inc.
Browning-Ferris Industries, Inc. (DE)
Browning-Ferris Industries, Inc. (MA)
Browning-Ferris Services, Inc.
Browning-Ferris, Inc.
Brundidge Landfill, LLC
Brunswick Waste Management Facility, LLC
Bunting Trash Service, Inc.
Butler County Landfill, LLC
C.C. Boyce & Sons, Inc.
Camelot Landfill TX, LP
Capitol Recycling and Disposal, Inc.
CC Landfill, Inc.
CDF Consolidated Corporation
CECOS International, Inc.
Celina Landfill, Inc.
Central Sanitary Landfill, Inc.
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Chambers Development of North Carolina, Inc.
Champion Recycling, Inc.
Charter Evaporation Resource Recovery Systems
Cherokee Run Landfill, Inc.
Chestnut Equipment Leasing Corp.
Chilton Landfill, LLC
Citizens Disposal, Inc.
City Garbage, Inc.
City-Star Services, Inc.
Clarkston Disposal, Inc.
Cocopah Landfill, Inc.
Commercial Reassurance Limited
Congress Development Co.*
Consolidated Processing, Inc.
Containerized, Inc. of Texas
Copper Mountain Landfill, Inc.
Corvallis Disposal Co.
County Disposal (Ohio), Inc.
County Disposal, Inc.
County Landfill, Inc.
County Line Landfill Partnership
Courtney Ridge Landfill, LLC
Crow Landfill TX L.P.
D & D Garage Services, Inc.
D & L Disposal L.L.C.
Dallas Disposal Co.
Delta Container Corporation
Delta Dade Recycling Corp.
Delta Paper Stock, Co.
Delta Recycling Corp.
Delta Resources Corp.
Delta Site Development Corp.
Delta Tall Pines Corp.
Delta Transfer Corp.
Delta Waste Corp.
Dempsey Waste Systems II, Inc.
Denver RL North, Inc.
Dinverno, Inc.
Dowling Industries, Inc.
DTC Management, Inc.
E Leasing Company, LLC
Eagle Industries Leasing, Inc.
Eastern Disposal, Inc.
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ECDC Environmental of Humbolt County, Inc.
ECDC Environmental, L.C.
ECDC Holdings, Inc.
Ecosort, L.L.C.*
El Centro Landfill, L.P.
Elder Creek Transfer & Recovery, Inc.
Ellis County Landfill TX, L.P.
Ellis Scott Landfill MO, LLC
Environmental Development Corp. (DE)
Environmental Development Corp. (P.R.)
Environmental Reclamation Company
Environtech, Inc.
Envotech-Illinois, L.L.C.
EOS Environmental, Inc.
Evergreen Scavenger Service, Inc.
Evergreen Scavenger Service, L.L.C.
F. P. McNamara Rubbish Removal, Inc.
Flint Hill Road, LLC
Foothills Sanitary Landfill, Inc.*
Forest View Landfill, LLC
Fort Worth Landfill TX, LP
Forward, Inc.
Fred Barbara Trucking Co., Inc.
Frontier Waste Services (Colorado), LLC
Frontier Waste Services (Utah), LLC
Frontier Waste Services of Louisiana, L.L.C.
Frontier Waste Services, L.P.
G. Van Dyken Disposal Inc.
Galveston County Landfill TX, LP
Garofalo Brothers, Inc.
Garofalo Recycling and Transfer Station Co., Inc.
Gateway Landfill, LLC
GEK, Inc.
General Refuse Rolloff Corp.
General Refuse Service of Ohio, LLC
Georgia Recycling Services, Inc.
Giordano Recycling Corp.
Global Indemnity Assurance Company
Golden Triangle Landfill TX, LP
Golden Waste Disposal, Inc.
Grants Pass Sanitation, Inc.
Great Lakes Disposal Services, Inc.
Great Plains Landfill OK, LLC
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Green Valley Landfill General Partnership
Greenridge Reclamation, LLC
Greenridge Waste Services, LLC
Greenwood Landfill TX, LP
Gulf West Landfill TX, LP
Gulfcoast Waste Service, Inc.
H Leasing Company, LLC*
Harland's Sanitary Landfill, Inc.
Hollister Landfill, Inc.
Houston Towers TX, LP
Illiana Disposal Partnership
Illinois Landfill, Inc.
Illinois Recycling Services, Inc.
Illinois Valley Recycling, Inc.
Imperial Landfill, Inc.
Independent Trucking Company
Ingrum Waste Disposal, Inc.
International Disposal Corp. of California
Itasca Landfill TX, LP
Jackson County Landfill, LLC
Jefferson City Landfill, LLC
Jetter Disposal, Inc.
Joe Di Rese & Sons, Inc.
Jones Road Landfill and Recycling, Ltd.
Kankakee Quarry, Inc.
Kankakee RDF Landfill, Inc.
Keller Canyon Landfill Company
Keller Drop Box, Inc.
Kent-Meridian Disposal Company*
Kerrville Landfill TX, LP
Key Waste Indiana Partnership
La Canada Disposal Company, Inc.
Lake County C & D Development Partnership
Lake Norman Landfill, Inc.
LandComp Corporation
Lathrop Sunrise Sanitation Corporation
Lee County Landfill SC, LLC
Lee County Landfill, Inc.
Lemons Landfill, LLC
Lewisville Landfill TX, LP
Liberty Waste Holdings, Inc.
Liberty Waste Services Limited , L.L.C.
Liberty Waste Services of Illinois, L.L.C.
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Liberty Waste Services of McCook, L.L.C.
Local Sanitation of Rowan County, L.L.C.
Loop Recycling, Inc.
Loop Transfer, Incorporated
Louis Pinto & Son, Inc., Sanitation Contractors
Macomb Landfill, Inc.
Mamaroneck Truck Repair, Inc.
Manumit of Florida, Inc.
Marion Resource Recovery, LLC*
Mars Road TX, LP
McCarty Road Landfill TX, LP
McInnis Waste Systems, Inc.
Medical Disposal Services, Inc.
Mesa Disposal, Inc.
Mesquite Landfill TX, LP
Metro Enviro Transfer, LLC
Mexia Landfill TX, LP
Minneapolis Refuse, Inc.*
Mirror Nova Scotia Limited
Mississippi Waste Paper Company
Moorhead Landfill General Partnership
Mountain Home Disposal, Inc.
N Leasing Company, LLC*
NationsWaste Catawba Regional Landfill, Inc.
NationsWaste, Inc.
Ncorp, Inc.
New Morgan Landfill Company, Inc.
New York Waste Services, LLC
Newco Waste Systems of New Jersey, Inc.
Newton County Landfill Partnership
Noble Road Landfill, Inc.
Northeast Landfill, LLC
Oakland Heights Development, Inc.
Oklahoma City Landfill, LLC
Omaha Hauling Company, Inc.
Omega Holdings GmbH
Organized Sanitary Collectors and Recyclers, Inc.
Oscar's Collection System of Fremont, Inc.
Otay Landfill, Inc.
Ottawa County Landfill, Inc.
Packerton Land Company, LLC
Palomar Transfer Station, Inc.
Panama Road Landfill, TX, L.P.
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Paper Fibres Company
Paper Recycling Systems, Inc.
Peltier Real Estate Company
Pinal County Landfill Corp.
Pine Bend Holdings L.L.C.*
Pinecrest Landfill OK, LLC
Pinehill Landfill TX, LP
Pittsburg County Landfill, Inc.
Pleasant Oaks Landfill TX, LP
Polk County Landfill, LLC
Preble County Landfill, Inc.
Portable Storage, Inc.
Price & Sons Recycling Company
Prime Carting,  Inc.
PSI Waste Systems, Inc.
R. 18, Inc.
R.C. Miller Enterprises, Inc.
R.C. Miller Refuse Service, Inc.
Rabanco Companies
Rabanco Recycling, Inc.
Rabanco, Ltd.
Ramona Landfill, Inc.
RCS, Inc.
Recycling Associates Inc.
Ref-Fuel Canada Ltd.
Regional Disposal Company
Resource Recovery, Inc.
Rio Grande Valley Landfill TX, LP
Risk Services, Inc.
Roosevelt Associates*
Ross Bros. Waste & Recycling Co.
Rossman Sanitary Service, Inc.
Roxana Landfill, Inc.
Royal Holdings, Inc.
Royal Oaks Landfill TX, LP
S & S Recycling, Inc
S Leasing Company, LLC
Saguaro National Insurance Company
Saline County Landfill, Inc.
San Marcos NCRRF, Inc.
Sand Valley Holdings, L.L.C.
Sangamon Valley Landfill, Inc.
Sanitary Disposal Service, Inc.
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Sauk Trail Development, Inc.
Selas Enterprises LTD
Show-Me Landfill, LLC
Shred-All Recycling Systems, Inc.
Source Recycling, Inc.
Southeast Landfill, LLC
Southwest Landfill TX, LP
Southwest Regional Landfill, Inc.
Southwest Waste, Inc.
Springfield Environmental General Partnership
Standard Disposal Services, Inc.
Standard Environmental Services, Inc.
Standard Waste, Inc.
Star Services Group, Inc.
Streator Area Landfill, Inc.
Suburban Carting Corp.
Suburban Transfer, Inc.
Suburban Warehouse, Inc.
Summit Waste Systems, Inc.
Sunrise Sanitation Service, Inc.
Sunset Disposal Service Inc.
Sunset Disposal, Inc.
Super Services Waste Management, Inc.
Sycamore Landfill, Inc.
Tate's Transfer Systems, Inc.
Taylor Ridge Landfill, Inc.
Tennessee Union County Landfill, Inc.
The Ecology Group, Inc.
Tom Luciano's Disposal Service, Inc.
Total Roll-Offs, LLC
Total Solid Waste Recyclers, Inc.
Tricil (N.Y.), Inc.
Tri-State Recycling Services, Inc.
Tri-State Refuse Corporation
Trottown Transfer, Inc.
Turkey Creek Landfill TX, LP
United Disposal Service, Inc.
Upper Rock Island County Landfill, Inc.
USA Waste of Illinois, Inc.
Usine de Triage Lachenaie Inc.
Valley Landfills, Inc.
VHG, Inc.
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Victoria Landfill TX, LP
Vining Disposal Service, Inc.
Warner Hill Development Company
Waste Control Systems, Inc.
Waste Services of New York, Inc.
Wastehaul, Inc.
Wayne County Landfill IL, Inc.
WDTR, Inc.
Webster Parish Landfill, L.L.C.
Whispering Pines Landfill TX, LP
Willamette Resources, Inc.
Williams County Landfill, Inc.
Willow Ridge Landfill, LLC
WJR Environmental, Inc.
Woodlake Sanitary Service, Inc.

*Equity Interest Only